Exhibit 10.1

AMENDMENT NO. 1

TO

ROLLOVER, VOTING AND SUPPORT AGREEMENT

This AMENDMENT NO. 1 TO ROLLOVER, VOTING AND SUPPORT AGREEMENT (this “Amendment”), dated as of May 20, 2025 (the “Amendment Effective Date”), amends that certain Rollover, Voting and Support Agreement, dated as of December 22, 2024 (the “Rollover and Support Agreement”), by and among Nordstrom, Inc., a Washington corporation (the “Company”), Nordstrom Holdings, Inc., a Delaware corporation (formerly known as Norse Holdings, Inc., a Delaware corporation) (solely with respect to Sections 1, 11 and 14 through 23) (“Parent”) and the shareholders listed on the signature pages thereto (collectively, the “Shareholders” and each individually, a “Shareholder”). Capitalized terms used and not defined herein shall have the meanings set forth in the Rollover and Support Agreement.

WHEREAS, Parent and the Shareholders entered into the Rollover and Support Agreement as a material inducement to, and as a condition of, the willingness of the Company to enter into that certain Agreement and Plan of Merger, dated as of December 22, 2024, with Parent and Navy Acquisition Co. Inc., a Washington corporation and a wholly owned subsidiary of Parent (the “Merger Agreement”);

WHEREAS, pursuant to the Rollover and Support Agreement, each Shareholder agreed to (a) transfer, contribute and deliver the number of shares of common stock, no par value per share, of the Company (“Company Common Stock”) set forth therein to Parent in exchange for common stock of Parent, (b) vote their shares of Company Common Stock and any other voting securities of the Company in favor of the approval of this Merger Agreement and the transactions contemplated hereby, including the Merger, and (c) take or abstain from taking certain other actions;

WHEREAS, certain Shareholders now desire to amend the number of Subject Shares, Rollover Shares and Parent Shares shown in Schedule A to the Rollover and Support Agreement (the “Amended Shares”);

WHEREAS, the Company, Parent and the Shareholders desire to amend Schedule A to the Rollover and Support Agreement in order to reflect the Amended Shares and confirm that the Amended Shares shall be deemed to be Subject Shares, Rollover Shares and Parent Shares, as applicable, for purposes of the Rollover and Support Agreement; and

WHEREAS, Section 17 of the Rollover and Support Agreement provides that the Rollover and Support Agreement may be amended or modified by mutual agreement of the parties thereto in an instrument in writing signed by each of the parties.

* * *

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Parent and each of the undersigned Shareholders, hereby agrees as follows:

1.             Amendment to Rollover and Support Agreement. Schedule A of the Rollover and Support Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on Annex 1 to this Amendment.

2.             Incorporation of Rollover and Support Agreement. All the provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Rollover and Support Agreement; and the Rollover and Support Agreement, as supplemented and amended by this Amendment, shall be read, taken and construed as one and the same instrument, and except as expressly amended hereby, the terms and conditions of the Rollover and Support Agreement shall continue in full force and effect. All references to “this Agreement” in the Rollover and Support Agreement or to the words “hereof,” “hereunder” or “herein” or words of similar effect, or to any Schedule in the Rollover and Support Agreement, shall mean the Rollover and Support Agreement or Schedule, as amended hereby.

3.             Miscellaneous.

(a)             Except to the extent the Laws of the State of Washington are mandatorily applicable, this Amendment and all Actions (whether based on Contract, tort or otherwise) arising out of or relating to this Amendment or the actions of a Shareholder or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b)             This Amendment shall inure to the benefit of and be binding upon each of the parties to the Rollover and Support Agreement, including the Parties, and each of their respective permitted successors and permitted assigns.

(c)             This Amendment, together with the Rollover and Support Agreement and the other Transaction Documents to which any Shareholder is a party to, constitutes the sole and entire agreement by the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

(d)             This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank]

Annex 1

Amended Schedule A

See attached

Shareholder	Subject Shares		Rollover Shares	Parent Shares
Anne E. Gittinger	~~13,849,579~~13,849,633		13,846,274	13,846,274
Anne E. Gittinger Trust u/w Everett W. Nordstrom	5,501,520		5,501,520	5,501,520
1976 Elizabeth J. Nordstrom Trust FBO Anne Gittinger	1,555,200		1,555,200	1,555,200
Susan E. Dunn	~~288,419~~290,769		~~288,419~~290,769	~~288,419~~290,769
Susan E. Dunn Trust u/w Elizabeth J. Nordstrom	743,420		743,420	743,420
Estate of Bruce A. Nordstrom	10,244,147	[1]	10,244,147	10,244,147
1976 Bruce A. Nordstrom Trust (aka 1976 Elizabeth J. Nordstrom Trust FBO Bruce A. Nordstrom)	1,555,200		1,555,200	1,555,200
Trust A u/w Frances W. Nordstrom	6,935,360	[2]	~~4,323,261~~4,788,965	~~4,323,261~~ 4,788,965
Jeannie (Margaret Jean O'Roark) Nordstrom	261,776		261,776	261,776
Peter E. Nordstrom	~~2,510,606[3]~~ 2,570,518		~~2,510,606~~2,527,842	~~2,510,606~~2,527,842
Brandy ~~F~~M. Nordstrom	~~176,057~~176,065		~~176,057~~175,533	~~176,057~~175,533
Erik B. Nordstrom	~~2,602,277~~2,661,571		~~2,602,277~~2,658,631	~~2,602,277~~2,658,631
Julie A. Nordstrom	42,646		42,646	42,646
James F. Nordstrom, Jr.	~~813,346~~777,245		~~806,098~~769,883	~~806,098~~769,883
Lisa Nordstrom	~~2,635~~2,669		0	0
Katharine T. Nordstrom 2007 Trust Agreement	24,593		24,593	24,593
Julia K. Nordstrom 2007 Trust Agreement	24,592		24,592	24,592
Audrey G. Nordstrom 2007 Trust Agreement	24,592		24,592	24,592
LN 1989 TRUST JWN	169,801		169,801	169,801
LN Holdings JWN ~~LLC~~L.L.C.	435,276		435,276	435,276
LN Holdings JWN II LLC	4,465,662		4,465,662	4,465,662
Alexandra F. Nordstrom	76,996		76,996	76,996
Blake & Molly Nordstrom 2012 Trust FBO Alexandra F. Nordstrom	96,394		96,394	96,394
Andrew L. Nordstrom	67,188		0	0
Blake and Molly Nordstrom 2012 Trust FBO Andrew L Nordstrom	96,394		51,264	51,264
Leigh E. Nordstrom	125,588		125,588	125,588
Samuel C. Nordstrom	121,396		121,396	121,396
Sara D. Nordstrom	69,806		69,806	69,806
Erik and Julie Nordstrom 2012 Sara D. Nordstrom Trust	47,518		47,518	47,518
Bruce and Jeannie Nordstrom 2010 MFN Trust	24,530		24,530	24,530
Pete and Brandy Nordstrom 2010 MFN Trust	3,403		3,403	3,403
Bruce and Jeannie Nordstrom 2012 CFN Trust	24,530		24,530	24,530
Pete and Brandy Nordstrom 2012 CFN Trust	3,403		3,403	3,403
Pete and Brandy Nordstrom 2012 Children’s Trust	192,789		192,789	192,789
Molly ~~A.~~ Nordstrom	487,807		377,626	377,626
BWN Trust u/w Blake W. Nordstrom	170,431		170,431	170,431
Mari Mowat Wolf	~~15,270~~16,118		~~15,270~~16,118	~~15,270~~16,118
Kimberly Mowat Bentz	31,446		31,446	31,446
Blake Mowat Bentz 1991 Trust	2,985		2,985	2,985
Kyle Andrew Bentz Trust 1993	2,079		2,079	2,079
LN Medina Family LLC	15,834		15,834	15,834

1 [**]

2 [**]

~~3 [**]~~

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Nordstrom, Inc.

By:	/s/ Ann Munson Steines
Name:	Ann Munson Steines
Title:	Chief Legal Officer, General Counsel and Corporate Secretary

[**]
Attention: Ann Munson Steines, Chief Legal Officer,
General Counsel and Corporate Secretary
Email: [**]

with copies (which shall not constitute notice) to:

Sidley Austin LLP 1001 Page Mill Road Building 1 Palo Alto, California 94304 Phone: (650) 565-7000 Email: dzaba@sidley.com Attention: Derek Zaba

and

Sidley Austin LLP One South Dearborn Chicago, Illinois 60603 Phone: (312) 853-7000 Email: ggerstman@sidley.com
swilliams@sidley.com
Attention: Gary Gerstman
Scott R. Williams

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Erik B. Nordstrom

/s/ Erik B. Nordstrom
Erik B. Nordstrom

Address:	[**]
Attention:	Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

JULIE A. NORDSTROM

/s/ Julie A. Nordstrom
Julie A. Nordstrom

Address:	[**]
Attention:	Julie A. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

PETER E. NORDSTROM

/s/ Peter E. Nordstrom
Peter E. Nordstrom

Address:	[**]
Attention:	Peter E. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

BRANDY M. NORDSTROM

/s/ Brandy M. Nordstrom
Brandy M. Nordstrom

Address:	[**]
Attention:	Brandy F. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

JAMES F. NORDSTROM, JR.

/s/ James F. Nordstrom, Jr.
James F. Nordstrom, Jr.

Address:	[**]
Attention:	James F. Nordstrom, Jr.
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Katharine T. Nordstrom 2007

Trust Agreement

By:	/s/ James F. Nordstrom, Jr.
Name:	James F. Nordstrom, Jr.
Title:	Trustee

Address:	[**]
Attention:	James F. Nordstrom, Jr.
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

JULIA K. Nordstrom 2007

Trust Agreement

By:	/s/ James F. Nordstrom, Jr.
Name:	James F. Nordstrom, Jr.
Title:	Trustee

Address:	[**]
Attention:	James F. Nordstrom, Jr.
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

AUDREY G. Nordstrom 2007

Trust Agreement

By:	/s/ James F. Nordstrom, Jr.
Name:	James F. Nordstrom, Jr.
Title:	Trustee

Address:	[**]
Attention:	James F. Nordstrom, Jr.
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

LISA Nordstrom

/s/ Lisa Nordstrom
Lisa Nordstrom

Address:	[**]
Attention:	Lisa Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

ANNE E. GITTINGER

/s/ Anne E. Gittinger
Anne E. Gittinger

Address:	[**]
Attention:	Anne E. Gittinger
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

1976 Elizabeth J. Nordstrom Trust

FBO Anne Gittinger

By:	/s/ Anne E. Gittinger
Name:	Anne E. Gittinger
Title:	Trustee

Address:	[**]
Attention:	Anne E. Gittinger
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Anne E. Gittinger Trust

u/w Everett W. Nordstrom

By:	/s/ Charles W. Riley, Jr.
Name:	Charles W. Riley, Jr.
Title:	Trustee

Address:	[**]
Attention:	Charles W. Riley, Jr.
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

SUSAN E. DUNN

/s/ Susan E. Dunn
Susan E. Dunn

Address:	[**]
Attention:	Susan E. Dunn
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Susan E. Dunn Trust u/w Elizabeth J. Nordstrom

By:	/s/ Susan E. Dunn
Name:	Susan E. Dunn
Title:	Trustee

Address:	[**]
Attention:	Susan E. Dunn
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

ESTATE OF Bruce A. Nordstrom

By:	/s/ Margaret Jean O’Roark Nordstrom
Name:	Jeannie (Margaret Jean O’Roark) Nordstrom
Title:	Co-Executor

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Executor

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Executor

Address:	[**]
Attention:	Jeannie Nordstrom, Peter E. Nordstrom and Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

1976 BRUCE A. NORDSTROM TRUSt

(aka 1976 ELIZABETH J. NORDSTROM TRUST

FBO BRUCE A. NORDSTROM)

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Trustee

Address:	[**]
Attention:	Peter E. Nordstrom and Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

TRUST A U/W FRANCES W. NORDSTROM

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Trustee

By:	/s/ Charles W. Riley, Jr.
Name:	Charles W. Riley, Jr.
Title:	Co-Trustee

Address:	[**]
Attention:	Peter E. Nordstrom, Erik B. Nordstrom and Charles W. Riley, Jr.
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

JEANNIE (Margaret Jean O'Roark) Nordstrom

/s/ Jeannie (Margaret Jean O’Roark) Nordstrom
Jeannie (Margaret Jean O'Roark) Nordstrom

Address:	[**]
Attention:	Jeannie Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

BRUCE AND JEANNIE NORDSTROM 2010 MFN TRUST

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Peter E. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

PETE AND BRANDY NORDSTROM 2010 MFN TRUST

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

BRUCE AND JEANNIE NORDSTROM 2012 CFN TRUST

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Peter E. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

PETE AND BRANDY NORDSTROM 2012 CFN TRUST

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

PETE AND BRANDY NORDSTROM 2012 CHILDREN'S TRUST

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Leigh E. Nordstrom

/s/ Leigh E. Nordstrom
Leigh E. Nordstrom

Address:	[**]
Attention:	Leigh E. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Samuel C. Nordstrom

/s/ Samuel C. Nordstrom
Samuel C. Nordstrom

Address:	[**]
Attention:	Samuel C. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Sara D. Nordstrom

/s/ Sara D. Nordstrom
Sara D. Nordstrom

Address:	[**]
Attention:	Sara D. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

ERIK AND JULIE NORDSTROM 2012

SARA D. NORDSTROM TRUST

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Peter E. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

LN 1989 TRUST JWN

By:	/s/ Linda Nordstrom
Name:	Linda Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Linda Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

LN Holdings JWN L.L.C.

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Manager

Address:	[**]
Attention:	Kimberly Mowat Bentz
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

LN Holdings JWN II LLC

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Manager

Address:	[**]
Attention:	Kimberly Mowat Bentz
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

LN Medina Family LLC

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Manager

Address:	[**]
Attention:	Kimberly Mowat Bentz
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Alexandra F. Nordstrom

/s/ Alexandra F. Nordstrom
Alexandra F. Nordstrom

Address:	[**]
Attention:	Alexandra F. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Blake & Molly Nordstrom 2012 TRUST

fbo Alexandra F. Nordstrom

By:	/s/ Alexandra F. Nordstrom
Name:	Alexandra F. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Alexandra F. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Andrew L. Nordstrom

/s/ Andrew L. Nordstrom
Andrew L. Nordstrom

Address:	[**]
Attention:	Andrew L. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Blake and Molly Nordstrom 2012 TRUST

FBO Andrew L Nordstrom

By:	/s/ Andrew L. Nordstrom
Name:	Andrew L. Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Andrew L. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Molly Nordstrom

/s/ Molly Nordstrom
Molly Nordstrom

Address:	[**]
Attention:	Molly Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

BWN Trust u/w Blake W. Nordstrom

By:	/s/ Molly Nordstrom
Name:	Molly Nordstrom
Title:	Trustee

Address:	[**]
Attention:	Molly Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Mari Mowat Wolf

/s/ Mari Mowat Wolf
Mari Mowat Wolf

Address:	[**]
Attention:	Mari Mowat Wolf
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Kimberly Mowat Bentz

/s/ Kimberly Mowat Bentz
Kimberly Mowat Bentz

Address:	[**]
Attention:	Kimberly Mowat Bentz
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Blake Mowat Bentz 1991 Trust

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Trustee

Address:	[**]
Attention:	Kimberly Mowat Bentz
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Kyle Andrew Bentz Trust 1993

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Trustee

Address:	[**]
Attention:	Kimberly Mowat Bentz
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Ballard Spahr

1420 Fifth Avenue, Suite 4200

Seattle, WA 98101

E-mail:	morganm@ballardspahr.com
Attention:	Michael E. Morgan

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Solely with respect to Sections 1, 11 and 14 through 23 of the Rollover and Support Agreement (as amended by the Amendment):

NORDSTROM HOLDINGS, INC.

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Chief Executive Officer

Address:	[**]
Attention:	Erik B. Nordstrom
Email:	[**]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007

E-mail:	Keith.Trammell@wilmerhale.com
Attention:	Keith Trammell

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

E-mail:	ben.schaye@stblaw.com
jmendez@stblaw.com
Attention:	Benjamin P. Schaye
Juan F. Méndez

[Signature Page to Amendment No. 1 to Rollover, Voting and Support Agreement (Family Group)]